Exhibit 99.1
 Company OverviewNYSE: ADS  Investor PresentationThird Quarter 2016

 Who Are We and What Do We Do?Historical ResultsRecent Investor QuestionsBusiness & Financial Outlook  Alliance Data  2

 Build Customer Loyalty PlatformsUse Unique Data: SKU (requires client permission)Link SKU with ConsumerAdd Demographic/Psychographic Data  3  Who are we and what do we do?

 On September 14th, Mary Smith spent $60 at Ann Taylor Loft, Store #128  She bought a blue dress, size 10 (SKU)Dress was 20 percent offMary is upper middle incomeTends to buy complete wardrobesLooks for value (i.e. sales)Mom who works > busy  Example:  4  Who are we and what do we do?

 We use data to gain insights which drive sales & loyalty for our clients  Use Data/Insights to Create Specialized Offers On September 15thMobile offer to MaryShoes & belt would work nicely with dressClick & buy now > 20 percent off sale  5  Who are we and what do we do?  “Rinse and repeat” millions of times

 AIRMILES®Coalition loyalty (Canada)  6. Different Platforms/Same Model  6  Card Services Loyalty program with credit component  Epsilon®Single client programs   BrandLoyalty® Grocer loyalty specialist (Int’l)  Who are we and what do we do?

 IPO 2001: $12 per share($MM) 2001 2016 CAGR Revenue $770 $7,150 16% Core EPS $0.52 $16.85 26% Stock Price $12 $200 20% (1,500% total v. 70% Market) Despite recent ADS pullbackModel:Growth (3x GDP revenue growth)Double-digit core eps growth20 percent growth early-mid credit cycle10 to 12 percent today (credit business normalizing)ADS grew through ‘Great Recession’ due to business model diversification (segment balance), use of cash and modest leverage  7  Historical Results

 Are you a MktingTech, FinTech or Specialty Finance Company?Yes50 percent of revenue from purely technology/marketing and loyalty platforms50 percent card related (data, analytics, marketing, credit)Use data/tech heavily to drive 1/1 marketing programs (~ 500 people within Cards – mini Epsilon)Vast overlap with EpsilonAll card clients use Epsilon’s loyalty platformAll use Epsilon’s industry leading e-mail platformMost are members of Epsilon’s Abacus co-opMost use Epsilon’s demo/psycho dataSome have an additional Epsilon multi-tender databaseSome utilize Conversant’s CRM direct display ad technology  8  Investor Questions

 2. How did you grow through Great Recession?Same business mix as todayNon-card businesses grew revenue at steady 5 percent rateAt peak of unemployment (10 percent rate), cards made 600 bps pre-tax return on assetsFree cash flow and modest increase in leverage drove share repurchase programCore EPS grew each year, which we would expect again if we enter another recession  9  Investor Questions

 Are Private Label Cards “Riskier” than General Purpose Cards?NoGreat Recession Loss Rate: ADS ↑ 300 bps Bank Cards ↑ 600 bps Traditional scores were not good predictors of performanceDue to balance size, 4 private label holders needed to write-off to equal 1 bankcard holder…which did not occurWhy? Credit Scores: Our portfolio carries a higher score vs. 2007; Scores are slightly < general purpose cards -Higher loss rates during normal periods -Lower during recessionary periods   Our PortfolioLimited UtilitySmall balances (~ $600)Small credit lines (~ $1,800)  Bank Cards (Per Argus) Full Utility (pay for food, gas, housing)Large balances (~ $2,600) (4x)Large credit lines (~ $8,600) (5x)  10  Investor Questions

 What does today’s Business Cycle mean to ADS?Non-card segments have mid-single digit revenue and adjusted EBITDA growthCard Services segment has double-digit revenue and adjusted EBITDA growth (includes drag from losses normalizing)U.S. Recession?See no evidence of one: consumer healthyTypical recession: 75bps increase in loss rate per year over 2 yearsStill expect to grow overall ADS profitability   11  Investor Questions

 Is your Card Business really different?YesHigher card receivables growth (double-digit compared to single-digit for industry)Higher returns (both ROA & ROE)Less riskySee ‘Great Recession’Industry leading profitability margins to absorb shocksHalf of our growth driven by tender share gains: 80 to 85 percent from mature accountsGrowth driven by 1/1 targeted, personalized marketingWe use technology (data, digital, analytics) to generate superior returns with modest risk   12  Investor Questions

 How do Loss Rates behave?Pre-Great Recession: approximately 6.5 percent (minimal co-brand)2017: Private Label ~ 6.5% Co-brand ~ 3.0% WTD avg. mid 5’sDespite rising rates from account seasoning, Card Services still generates double-digit earnings growthPortfolio growth, mix, gross yields, operating expenses, funding & loss rates drive financial resultsWe focus on optimizing earnings, not on minimizing losses   13  Investor Questions

 What is your Free Cash Flow?FCF = adjusted EBITDA – cash taxes – cash interest – capital expenditures + non-cash items = $1.3 billionUses: $500 million to support 20 percent plus card receivables growthRemainder for M&A or share repurchasesCorporate leverage ratio is modest <3.0xCalculated consistent with credit facility and debt indenture covenants Held at Parent level   14  Investor Questions

 Raised guidance following second quarter results:Full Year: Revenue $7.15 billion +11% Core EPS $16.85 +12%Double-digit growth including drag from higher loss ratesRobust cash flow to drive growth and share repurchase programs2017: Expect another year of solid growthLoss rate normalization continues2018: AccelerationModel 3x GDP revenue growth, 10 to 20 percent Core EPS growth, plus cash flow sufficient to pursue M&A, portfolio growth and significant share repurchases while maintaining modest leverageSpecifically, grow 3x GDP topline, 20 percent file growth, up to 10 percent of shares repurchased all with no increase in leverage ratios… year after year as appropriate (normalization or recession will not change these dynamics)  15  Outlook

 Forward Looking Statements  16  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operational and financial performance and anticipated future foreign exchange rates, credit card loss rates and macro-economic conditions. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K.  Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 17  In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.   Financial Measures